[Graphic Omitted]


NEWPORT TIGER CUB FUND            ANNUAL REPORT

August 31, 1998

                           -----------------------------
                           Not FDIC    May Lose Value
                           Insured     No Bank Guarantee
                           -----------------------------

--------------------------------------------------------------------------------
                        NEWPORT TIGER CUB FUND HIGHLIGHTS
                       SEPTEMBER 1, 1997 - AUGUST 31, 1998

INVESTMENT OBJECTIVE: Newport Tiger Cub Fund seeks capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia: Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines.

THE FUND IS DESIGNED TO OFFER:
 |X| Access to entrepreneurial company stocks in Southeast Asia |X| Aggressive long-term growth potential |X| Experienced investment management

PORTFOLIO MANAGER COMMENTARY: "Economic turmoil in Southeast Asia continued to have a negative impact on stock prices. While we have focused our investments on the relatively healthier markets such as Hong Kong and Singapore, they, too, have been affected by the general malaise in the Pacific Rim."
                                                               -- Robert Cameron

                      NEWPORT TIGER CUB FUND PERFORMANCE(1)

                                    CLASS A    CLASS B    CLASS C    CLASS Z
Inception date -- 6/3/96
for all classes
--------------------------------------------------------------------------------
12-month total returns, assuming   (57.14)%    (57.54)%   (57.54)%   (57.06)%
reinvestment  of all
distributions and no sales
charge or CDSC
--------------------------------------------------------------------------------
12-month total returns, assuming   (59.61)%    (59.66)%   (57.96)%   (57.06)%
POP and CDSC(2)
--------------------------------------------------------------------------------
Net asset value per share           $3.90       $3.83      $3.83      $3.92
at 8/31/98

TOP FIVE HOLDINGS(3)                          COUNTRY BREAKDOWN(3)
(as of 8/31/98)                               (as of 8/31/98)
----------------------------------------      ---------------------------------
1. Varitronix Int'l Ltd ..........  9.0%      1. Hong Kong .............. 44.4%
2. Thai Union Frozen Products ....  7.6%      2. Singapore .............. 14.1%
3. Four Seas. Merc. Hldgs. Ltd ...  7.1%      3. Thailand ............... 10.9%
4. Avimo Singapore Ltd ...........  5.4%      4. Indonesia ..............  9.4%
5. PT Modern Photo Film ..........  5.1%      5. Philippines ............  7.3%

(1) Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(2) Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The contingent deferred sales charge (CDSC) returns reflect the maximum charges of 5% and 1% for Class B and C shares, respectively. Past performance cannot predict future results. Returns and value of an investment will fluctuate, resulting in a gain or loss on sale.
(3) Country and holdings breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or invest in these countries in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Newport Tiger Cub Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I present you with the annual report for Newport Tiger Cub Fund for the 12-month period ended August 31, 1998.

The past year represents one of the most difficult investment periods in recent history for all of Southeast Asia. Volatility that initially began during the Asian currency crisis in mid-1997 persisted during the period. Falling currency values and rising interest rates had a noticeable impact on local stock prices. Many of the smaller markets within Southeast Asia continued to suffer from financial and political woes, further depressing stock prices throughout the region.

We understand that shareholders who have participated in this declining market may feel discouraged, as no one likes to see the value of their investment fall. While the investment managers at Newport Fund Management remain keenly aware of current events within Southeast Asia, they continue their search for areas of opportunity and remain focused on the long-term growth potential within the region. Few investment managers possess the experience, level of knowledge and strong local relationships in Southeast Asia that Newport has developed over the past 25 years. Participating in numerous economic and market cycles has given them the patience and expertise necessary to manage effectively during this challenging time.

The following report will provide you with more specific information on your Fund's performance and the markets in which the Fund has focused its efforts. As always, we thank you for choosing Newport Tiger Cub Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    October 12, 1998

Because market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           PORTFOLIO MANAGEMENT REPORT

[Photo of Robert Cameron]

ROBERT CAMERON is portfolio manager of Newport Tiger Cub Fund and is a senior vice president of Newport Fund Management, Inc. The following is a discussion of the Fund's performance for the 12-month period ended August 31, 1998.

CONTINUED VOLATILITY CREATED A CHALLENGING ENVIRONMENT
Countries within Southeast Asia are suffering from varying degrees of economic recession. However, we believe that some bright spots can be found in Hong Kong, China and Singapore -- three of the more fundamentally and financially sound Tiger markets. However, it's fair to say that some of the weaker, less-developed Asian countries such as Malaysia, Thailand, South Korea and Indonesia face some difficult political and financial issues, putting them on an entirely different timeline for economic recovery.

ENCOURAGING SIGNS IN SELECT TIGER COUNTRIES
At the beginning of the period, our biggest country weightings were in Hong Kong and Singapore. We continued to emphasize investments in these areas, as the fundamentals of these countries remain notably stronger than in the rest of the region for several reasons. First, Hong Kong's growth is tied to the growth of China, which has been among the fastest and least export-dependent in the region. Second, both China and Hong Kong possess substantial financial reserves, giving them the means to use monetary policy to stimulate their economies. Finally, the Chinese government is taking steps to stimulate growth. Capital investment is up 13% over the past year, and the government has cut interest rates and made investments in infrastructure, telecommunications, transportation and education.

Singapore, which resides geographically in the middle of the region, has conservatively positioned itself to reap the benefits of long-term growth in Asia. Because of its central location and close economic ties to its neighbors, Singapore's financial success tends to follow the regional trend -- be it positive or negative. Its government has taken a number of steps over the past few months to further reform the financial markets and the economy. For example, companies are now able to repurchase stock -- an option, previously unavailable to them, that can help boost the share price. In addition, Singapore's banking sector remains one of the strongest in the region. We are encouraged by these trends and believe that select companies in Singapore are well positioned to benefit from future growth within Asia.

MAINTAINING A HIGHLY FOCUSED PORTFOLIO
During the 12-month period, the Fund generated a negative total return of 57.14% for Class A shares, based on net asset value. Over the course of the period, we increased our cash position from 10% to almost 17%. Throughout the region, the prices of many stocks have dropped as much as 80% over the past year. Using very strict criteria for stock selection, we've been able to acquire stocks of companies that are priced as if they are going out of business, yet have strong, clean balance sheets. Using bottom-up analysis and maintaining a three- to five-year time horizon, we continue to search for fiscally responsible companies with solid management teams and the potential to emerge from this crisis as key players in their industries.

Two stocks which have met our selection criteria are Varitronix (9.0% of total net assets) and Johnson Electric (3.6% of total net assets). Varitronix produces custom liquid crystal displays for a wide variety of applications, including airport arrival and departure displays, gas pump displays and many others. The company, which has a strong position in the market for this product, has excellent financial characteristics. Recent reports show a healthy balance sheet and a return on equity of 29%. Furthermore, the company's revenues are primarily in U.S. dollars, helping reduce currency risk.

Johnson Electric produces micro motors for use in home appliances, automobiles, power tools and consumer electronics. A dominant company in this industry, Johnson Electric manufactures a million motors each day in its Chinese factories. Like Varitronix, it is also a well-managed company with a strong balance sheet. Profit margins have been expanding due to declining copper prices and increased demand for their products. Analysts forecast that sales growth, though down from the past two years, is still expected to be 12% over the next two years.

POSITIVE SIGNS EMERGING
A number of Asian governments are beginning to open up their financial markets and economies. Governments are revamping outdated policies, and companies are looking to write off losses in an effort to clean up their balance sheets and start fresh in 1999. Considering that financially healthy Asian companies are also trading at historically low valuations, we believe that there are attractive value opportunities for long-term investors focused on this region.

MAINTAIN A LONG-TERM VIEW OF ASIAN MARKETS
In any equity market, including the U.S., periods of volatility are expected. The decline of nearly 20% in U.S. stocks during July and August and the dramatic price swings that followed are good examples. While the market downturn we've experienced in Asia over the past year has been sharper than others in years past, we continue to believe strongly in the long-term investment opportunities that the region has to offer. As always, we encourage investors to focus on long-term results when investing in Asian markets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                NEWPORT TIGER CUB FUND INVESTMENT PERFORMANCE VS.
                    THE MSCI PACIFIC REGION (EX-JAPAN) INDEX

                Change in Value of $10,000 from 6/30/96 - 8/31/98

                       CLASS A SHARES BASED ON NAV AND POP


--------------------------------------------------------------------------------
                                                                            MSCI
                                                            PACIFIC
                                                            REGION
                                                          (EX-JAPAN)
                               NAV            POP           INDEX
                               ---            ---         ----------
June 30, 1996                $10,000        $10,000        $10,000
July 31, 1996                  9,425          8,883          9,496
August 30, 1996                9,405          8,864          9,920
September 30, 1996             9,516          8,968         10,173
October 31, 1996               9,162          8,636         10,449
November 29, 1996              9,606          9,054         11,007
December 31, 1996              9,728          9,168         11,028
January 31, 1997               9,899          9,330         10,895
February 28, 1997              9,768          9,206         11,049
March 31, 1997                 9,354          8,816         10,536
April 30, 1997                 9,273          8,740         10,320
May 30, 1997                   9,798          9,235         10,961
June 30, 1997                  9,929          9,358         11,201
July 31, 1997                 10,303          9,710         11,170
August 29, 1997                9,183          8,655          9,620
September 30, 1997             9,435          8,892          9,948
October 31, 1997               7,639          7,200          7,838
November 28, 1997              7,538          7,104          7,590
December 31, 1997              6,983          6,581          7,609
January 30, 1998               5,782          5,450          7,139
February 27, 1998              7,195          6,781          8,237
March 31, 1998                 7,164          6,753          8,140
April 30, 1998                 6,599          6,220          7,571
May 29, 1998                   5,792          5,459          6,721
June 30, 1998                  4,924          4,641          6,316
July 31, 1998                  4,652          4,384          6,100
August 31, 1998                3,935          3,709          5,275

--------------------------------------------------------------------------------

                  VALUE OF A $10,000 INVESTMENT MADE ON 6/30/96
                                  As of 8/31/98
--------------------------------------------------------------------------------
     Class A            Class B                  Class C           Class Z
   NAV      POP       NAV    w/CDSC           NAV      w/CDSC        NAV
--------------------------------------------------------------------------------
 $3,935   $3,709    $3,865   $3,749          $3,865    $3,865       $3,956
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 8/31/98
--------------------------------------------------------------------------------
              Class A            Class B               Class C          Class Z
INCEPTION      6/3/96            6/3/96                6/3/96            6/3/96
            NAV      POP       NAV     w/CDSC        NAV      w/CDSC      NAV
--------------------------------------------------------------------------------
1 YEAR    (57.14)% (59.61)%  (57.54)% (59.66)%     (57.54)%  (57.96)%   (57.06)%
--------------------------------------------------------------------------------
LIFE      (34.24)  (35.95)   (34.77)  (35.64)      (34.77)   (34.77)    (34.09)
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. The CDSC returns reflect the maximum charges of 5% for one year and 3% for life for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

MSCI Pacific Region (Ex-Japan) Index is a broad-based, unmanaged index that tracks the performance of stocks in the Pacific Rim in countries other than Japan. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                         AUGUST 31, 1998 (IN THOUSANDS)

COMMON STOCKS - 83.6%                           COUNTRY   SHARES        VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 23.7%
  DEPOSITORY INSTITUTIONS - 6.1%
  Hang Seng Bank Ltd.                            HK           40       $  202
  Oversea-Chinese Banking Corp., Ltd.            Si          100          258
                                                                       ------
                                                                             460
                                                                       ------

  HOLDING COMPANIES - 2.2%
  Cheung Kong Holdings Ltd.                      HK           45          164
                                                                       ------

  INSURANCE CARRIERS - 3.3%
  Thai Reinsurance Co., Ltd.                     Th          160          248
                                                                       ------

  REAL ESTATE - 12.1%
  China Resources Enterprises Ltd.               HK          150          102
  City Developments Ltd.                         Si           54           95
  HKR International Ltd.                         HK          849          203
  SM Prime Holdings, Inc.                        Ph        3,000          363
  Sun Hung Kai Properties Ltd.                   HK           49          141
                                                                       ------
                                                                             904
                                                                       ------

-----------------------------------------------------------------------------
MANUFACTURING - 44.2%
  ELECTRONIC COMPONENTS - 9.0%
  Varitronix International Ltd.                  HK          386          670
                                                                       ------

  FOOD & KINDRED PRODUCTS - 14.7%
  Four Seas Merchantile Holdings Ltd.            HK        1,754          532
  Thai Union Frozen Products Public Co.
   Foreign Shares (a)                            Th          160          565
                                                                       ------
                                                                           1,097
                                                                       ------

  LIGHTING EQUIPMENT - 1.7%
  Clipsal Industries Ltd.                        Si          307          129
                                                                       ------

  MACHINERY & COMPUTER EQUIPMENT - 2.2%
  Creative Technology Ltd. (a)                   Si           18          163
                                                                       ------

  MEASURING & ANALYZING INSTRUMENTS - 12.3%
  Avimo Singapore Ltd.                           Si          380          407
  China Hong Kong Photo Products
   Holdings, Ltd.                                HK        1,898          129
  PT Modern Photo Film - Foreign Shares (a)      In        8,518          385
                                                                       ------
                                                                             921
                                                                       ------

  RUBBER & PLASTIC - 4.3%
  PT Dynaplast - Foreign Reg. (a)                In        7,795       $  318
  Srithai Superware Public Co., Ltd.
   Foreign Shares (a)                            Th           19            2
                                                                       ------
                                                                             320
                                                                       ------

-----------------------------------------------------------------------------
  RETAIL TRADE - 3.8%
  APPAREL & ACCESSORY STORES - 1.7%
  Glorious Sun Enterprises                       HK          900          130
                                                                       ------

  MISCELLANEOUS RETAIL - 2.1%
  Sa Sa International Holdings Ltd.              HK        2,500          155
                                                                       ------

-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 4.3%
  Gas Services
  Hong Kong and China Gas Co., Ltd.              HK          326          320
                                                                       ------

-----------------------------------------------------------------------------
WHOLESALE TRADE - 7.6%
  DURABLE GOODS
  Johnson Electric Holdings Ltd.                 HK          169          268
  Li & Fung Ltd.                                 HK          272          300
                                                                       ------
                                                                             568
                                                                       ------

TOTAL COMMON STOCKS (cost of $12,604)                                   6,249
                                                                       ------

WARRANTS (a) - 2.4%
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC
GAS & SANITARY SERVICES - 0.0%
  Gas Services
  Hong Kong and China Gas Co., Ltd.              HK           15            1
                                                                   -----------

-----------------------------------------------------------------------------
RETAIL TRADE - 2.4%
  RESTAURANTS
  Jollibee Foods Corp.                           Ph          650          181
                                                                       ------

TOTAL WARRANTS (cost of $295)                                             182
                                                                       ------

TOTAL INVESTMENTS (cost of $12,899)(b)                                  6,431
                                                                       ------

SHORT-TERM OBLIGATIONS - 16.9%                               PAR
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.
               5.700(c)% 09/01/98                          $1,264        1,264
                                                                       ------

FORWARD CURRENCY CONTRACTS (d) - 0.0%                                       6
-----------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES - (2.9%)                                    $ (225)
-----------------------------------------------------------------------------

NET ASSETS - 100.0%                                                    $7,476
                                                                       ------


NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is the same. (c) Rate represents yield at day of purchase.
  (d) As of August 31, 1998, the Fund has entered into the following forward currency exchange contracts:

                                                          Net Unrealized
                                                           Appreciation
    Contracts           In Exchange       Settlement      (Depreciation)
    to Deliver              For              Date             (U.S$)
  --------------      --------------      ----------      --------------

  HK      12,632      US$      1,600      11/30/1998             7
  HK       9,648      US$      1,216      11/30/1998            (1)
  HK       2,459      US$        310      11/30/1998            (e)
                                                          --------------
                                                                               6
                                                          --------------

  (e) Rounds to less than one.


Summary of Securities
 by Country                                 Country       Value    % of Total
------------------------------------------------------------------------------
Hong Kong                                     HK         $ 3,317       51.6
Singapore                                     Si           1,052       16.3
Thailand                                      Th             815       12.7
Indonesia                                     In             703       10.9
Philippines                                   Ph             544        8.5
                                                         --------  --------
                                                         $ 6,431      100.0
                                                         --------  --------


  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


  See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                 AUGUST 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $12,899)                                    $6,431
Short-term obligations                                                  1,264
                                                                       ------
                                                                           7,695
Unrealized appreciation on forward currency
  contracts                                              $  6
Receivable for:
  Dividends                                                27
  Expense reimbursement due from
    Advisor/Administrator                                   9
  Fund shares sold                                         13
Other                                                       4              59
                                                         -----        -------
    Total Assets                                                        7,754

LIABILITIES
Payable for:
  Fund shares repurchased                                 239
Accrued:
  Management fee                                            8
  Administration fee                                        5
  Transfer agent fee                                        5
  Bookkeeping fee                                           4
Other                                                      17
                                                         ----
    Total Liabilities                                                     278
                                                                       ------

NET ASSETS                                                             $7,476
                                                                       ------

Net asset value & redemption price per share -
Class A ($3,556/912)                                                   $ 3.90(a)
                                                                       ------
Maximum offering price per share - Class A
($3.90/0.9425)                                                         $ 4.14(b)
                                                                       ------
Net asset value & offering price per share -
Class B ($3,165/826)                                                   $ 3.83(a)
                                                                       ------
Net asset value & offering price per share -
Class C ($732/191)                                                     $ 3.83(a)
                                                                       ------
Net asset value, offering & redemption price
per share - Class Z ($23/6)                                            $ 3.92
                                                                       ------


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 1998

(in thousands)
INVESTMENT INCOME
    Dividends:
        China Hong Kong Photo Products                                      $ 33
        Dickson Concepts International Ltd.                                   27
        Four Seas Merchantile                                                 26
        Hang Seng Bank Ltd.                                                   28
        Hon Kwok Land Investment                                              24
        Li & Fung Ltd.                                                        29
        Sa Sa International, Ltd.                                             29
        Sun Hung Kai Properties Ltd.                                          27
        Varitronix International Ltd.                                         35
        Other                                                                173
    Interest                                                                 107
                                                                            ----
      Total Investment Income (net of nonreclaimable
      foreign taxes withheld at source which
      amounted to $6)                                                        538

EXPENSES
Management fee                                            $ 163
Administration fee                                           34
Service fee - Class A, Class B, Class C                      34
Distribution fee - Class B                                   43
Distribution fee - Class C                                    7
Transfer agent fee                                           48
Bookkeeping fee                                              27
Trustees fee                                                  9
Audit fee                                                    24
Legal fee                                                     4
Custodian fee                                                30
Registration fee                                             52
Reports to shareholders                                       9
Other                                                         5
                                                          -----
                                                            489
Fees and expenses waived or borne
  by the Advisor/Administrator                             (137)             352
                                                          ------            ----
       Net Investment Income                                                 186
                                                                            ----


Continued on following page.

See notes to financial statements.

                         STATEMENT OF OPERATIONS - CONT.


NET REALIZED & UNREALIZED  GAIN (LOSS) ON PORTFOLIO  POSITIONS Net realized loss on:
  Investments                                            (4,568)
  Foreign currency transactions                             (93)
                                                         ------
    Net Realized Loss                                                    (4,661)
Net unrealized appreciation (depreciation)
  during the period on:
  Investments                                            (6,000)
  Foreign currency transactions                              12
                                                         ------
    Net Unrealized Depreciation                                          (5,988)
                                                                       ---------
       Net Loss                                                         (10,649)
                                                                       --------
Decrease in Net Assets from Operations                                 $(10,463)
                                                                       ========

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                           Year ended August 31
                                                       -------------------------
INCREASE (DECREASE) IN NET ASSETS                       1998             1997(a)
Operations:
Net investment income                                  $  186           $    47
Net realized loss                                      (4,661)             (592)
Net unrealized depreciation                            (5,988)             (157)
                                                       ------           -------
    Net Decrease from Operations                      (10,463)             (702)
                                                       ------           -------
Fund Share Transactions:
Receipts for shares sold - Class A                      6,030             9,296
Cost of shares repurchased - Class A                   (6,251)           (3,860)
                                                       ------           -------
                                                         (221)            5,436
                                                       ------           -------
Receipts for shares sold - Class B                      4,820             7,205
Cost of shares repurchased - Class B                   (4,821)           (1,884)
                                                       ------           -------
                                                           (1)            5,321
                                                       ------           -------
Receipts for shares sold - Class C                      1,898             1,323
Cost of shares repurchased - Class C                   (1,686)             (722)
                                                       ------           -------
                                                          212               601
                                                       ------           -------
Receipts for shares sold - Class Z                         12               114
Cost of shares repurchased - Class Z                     (883)              (50)
                                                       ------           -------
                                                         (871)               64
                                                       ------           -------
Net Increase (Decrease) from Fund
  Share Transactions                                     (881)           11,422
                                                       ------           -------
        Total Increase (Decrease)                     (11,344)           10,720
NET ASSETS
Beginning of period                                    18,820             8,100
                                                       ------           -------
End of period (including accumulated
  net investment loss of none and $93,
  respectively)                                        $7,476           $18,820
                                                       ------           -------

NUMBER OF FUND SHARES
Sold - Class A                                            905               979
Repurchased - Class A                                    (944)             (408)
                                                       ------           -------
                                                          (39)              571
                                                       ------           -------
Sold - Class B                                            687               765
Repurchased - Class B                                    (711)             (200)
                                                       ------           -------
                                                          (24)              565
                                                       ------           -------
Sold - Class C                                            305               140
Repurchased - Class C                                    (258)              (75)
                                                       ------           -------
                                                           47                65
                                                       ------           -------
Sold - Class Z                                              2                12
Repurchased - Class Z                                    (128)               (5)
                                                       ------           -------
                                                         (126)                7
                                                       ------           -------
(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 AUGUST 31, 1998

NOTE 1.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Newport Tiger Cub Fund (the Fund), a series of Colonial Trust II, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of small companies (i.e., companies with equity market capitalizations of U.S. $1 billion or less) located in the nine Tiger markets of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value. Because of events occurring after the close of the Hong Kong markets on August 31, 1998, the Fund adjusted the value of certain securities held by the Fund which traded on the Hong Kong exchange. This adjustment was made pursuant to procedures established by the Board of Trustees. These securities represented approximately 44.4% of the Fund's total net assets at August 31, 1998.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates. In certain countries, the Fund may hold portfolio positions for which market quotations are not readily available. Such securities are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost  is   determined   and  gains  and  losses  are  based  upon  the  specific
identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflect the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DEFERRED ORGANIZATION EXPENSES: The Fund incurred $1,000 of expenses in connection with its organization. These expenses were deferred and are being amortized on a straight-line basis over five years.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate flucuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Newport Fund Management (the Advisor) is the investment Advisor of the Fund and receives a monthly fee equal to 1.15% annually of the Fund's average net assets.

ADMINISTRATION FEE:  Colonial Management Associates, Inc. (the
Administrator), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.25% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

Effective October 1, 1997 and continuing through September 30, 1998, the Transfer Agent fee was reduced by 0.0012% in cumulative monthly increments, resulting in a decrease in the fee from 0.25% to 0.236% annually.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. For the year ended August 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $11,041 on sales of the Fund's Class A shares and received contingent deferred sales charges (CSDC) of $644, $37,103, and $4,725 on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor/Administrator have agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 2.00% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
Investment activity: During the year ended August 31, 1998, purchases and sales of investments, other than short-term obligations, were $8,750,067 and $6,489,258, respectively.

Unrealized appreciation (depreciation) at August 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

                 Gross unrealized appreciation                 $   151,390
                 Gross unrealized depreciation                  (6,619,736)
                                                               -----------
                    Net unrealized depreciation                $(6,468,346)
                                                               ===========

CAPITAL LOSS CARRYFORWARDS: At August 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                   Year of                       Capital loss
                 expiration                      carryforward
                 ------------                    ------------
                    2005                           $ 38,000
                    2006                            914,000
                                                   --------
                                                   $952,000
                                                   ========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1998.

NOTE 6.  COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
   Capital paid in                                           $19,008
   Accumulated net realized loss                              (5,070)
   Net unrealized appreciation/depreciation on:
     Investments                                              (6,468)
     Foreign currency transactions                                 6
                                                             -------
                                                                         $ 7,476
                                                             =======

                              FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout the period are as follows:

                                              Year ended August 31
                                  ---------------------------------------------
                                                      1998
                                  Class A     Class B      Class C     Class Z
                                  -------     -------      -------     -------
Net asset value -
   Beginning of period            $ 9.100     $ 9.020      $ 9.020     $ 9.130
                                  -------     -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (a)(b)(c)                   0.115       0.067        0.067       0.132
Net realized and
unrealized loss                    (5.315)     (5.257)      (5.257)     (5.342)
                                  -------     -------      -------     -------
   Total from Investment
      Operations                   (5.200)     (5.190)      (5.190)     (5.210)
                                  -------     -------      -------     -------
Net asset value -
   End of period                  $ 3.900     $ 3.830      $ 3.830     $ 3.920
                                  -------     -------      -------     -------
Total return (d)(e)                (57.14)%    (57.54)%     (57.54)%    (57.06)%
                                  -------     -------      -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                         2.25%       3.00%        3.00%       2.00%
Net investment
 income (loss) (f)                   1.75%       1.00%        1.00%       2.00%
Fees and expenses
 waived or borne by
 the Advisor/Administrator (f)       1.02%       1.02%        1.02%       1.02%
Portfolio turnover                     56%         56%          56%         56%
Net assets at end
of period (000)                   $ 3,556     $ 3,165      $   732     $    23

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:            $ 0.067     $ 0.067      $ 0.067     $ 0.067
(b) Per share data was calculated using average shares outstanding during the period.
(c) Includes distributions from securities listed on Statement of Operations which amounted to $0.016, $0.013, $0.013, $0.014, $0.012, $0.014 $0.014,
    $0.013, $0.017 per share, respectively.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout the period are as follows:

                                              Year ended August 31
                                  --------------------------------------------
                                                      1997
                                  Class A     Class B      Class C(d)  Class Z
                                  -------     -------      -------     -------
Net asset value -
   Beginning of period            $ 9.320     $ 9.300      $ 9.300     $ 9.320
                                  -------     -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss)(a)(b)(c)             0.059      (0.012)      (0.012)      0.083
Net realized and
unrealized loss                    (0.279)     (0.268)      (0.268)     (0.273)
                                  -------     -------      -------     -------
   Total from Investment
      Operations                   (0.220)     (0.280)      (0.280)     (0.190)
                                  -------     -------      -------     -------
Net asset value -
   End of period                  $ 9.100     $ 9.020      $ 9.020     $ 9.130
                                  -------     -------      -------     -------
Total return (f)(g)                 (2.36)%     (3.01)%      (3.01)%     (2.04)%
                                  -------     -------      -------     -------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)                         2.25%       3.00%        3.00%       2.00%
Net investment
 income (loss) (i)                   0.62%      (0.13)%      (0.13)%      0.87%
Fees and expenses
 waived or borne by
 the Advisor/Administrator (i)       1.09%       1.09%        1.09%       1.09%
Portfolio turnover                     96%         96%          96%         96%
Net assets at end
of period (000)                   $ 8,653     $ 7,664      $ 1,300     $ 1,203

(a) Net of fees and expenses waived or borne by the Advisor/Administrator
    which amounted to:            $ 0.105     $ 0.105      $ 0.105     $ 0.105
(b) Per share data was calculated using average shares outstanding during the period.
(c) 1997 information includes distributions from Srithai Superware Public Co., Ltd. and Varitronix International Ltd. which amounted to $0.039 per share.
(d) Effective July 1, 1997, Class D shares were redesignated Class C shares. (e) The Fund commenced investment operations on June 3, 1996. (f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The  benefits   derived  from   custody   credits  and  directed   brokerage
    arrangements had no impact.
(j) Annualized.

                                        FINANCIAL HIGHLIGHTS - CONT.


                                           Period ended August 31
                                 -------------------------------------------
                                                   1996 (e)
                                 Class A     Class B     Class C     Class Z
                                 -------     -------     -------     -------

                                 $10.000     $10.000     $10.000     $10.000
                                 -------     -------     -------     -------



                                   0.016      (0.002)     (0.002)      0.021

                                  (0.696)     (0.698)     (0.698)     (0.701)
                                 -------     -------     -------     -------

                                  (0.680)     (0.700)     (0.700)     (0.680)
                                 -------     -------     -------     -------


                                 $ 9.320     $ 9.300     $ 9.300     $ 9.320
                                 =======     =======     =======     =======
                                   (6.80%(h)   (7.00%(h)   (7.00%(h)   (6.80%(h)
                                 =======     =======     =======     =======


                                    2.25%(j)    3.00%(j)    3.00%(j)    2.00%(j)

                                    0.62%(j)  (0.13)%(j)  (0.13)%(j)    0.87%(j)


                                    5.16%(j)    5.16%(j)    5.16%(j)    5.16%(j)
                                       3%(h)       3%(h)       3%(h)       3%(h)

                                 $ 3,542     $ 2,654     $   738     $ 1,166



                                 $ 0.123     $ 0.123     $ 0.123     $ 0.123

                        REPORT OF INDEPENDENT ACCOUNTANTS

          TO THE TRUSTEES OF COLONIAL TRUST II AND THE SHAREHOLDERS OF
                             NEWPORT TIGER CUB FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Newport Tiger Cub Fund (the "Fund") ( a series of Colonial Trust II) at August 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1998

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Newport Tiger Cub Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Newport Tiger Cub Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Newport Tiger Cub Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of Liberty Funds Distributor's Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Stein Roe Advisor and Newport Funds -- changed its name to Liberty Funds Services, Inc.

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

[Logo] LIBERTY
       COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

       Liberty Funds Distributor, Inc. (C)1998
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com
                                                 CF-02/943F-1098 (10/98) 98/1049

--------------------------------------------------------------------------------